SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 31, 1996


           The Netplex Group, Inc. (formerly known as CompLink, Ltd.)
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             (Exact name of registrant as specified in its charter)


    New York                     1-11784           11-2824578
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


            8260 Greensboro Drive, 5th Floor, McLean, Virginia 22101
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (703) 356-1717


                                       N/A
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         (Former name or former address, if changed since last report.)

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         Item 2.           Acquisition or Disposition of Assets.
                           -------------------------------------

                  On December 31, 1996, The Netplex Group, Inc. completed the sale of certain WorldLink(TM) middleware technology, developed by its wholly owned subsidiary, Technology Development Systems, Inc. (TDS) to XcelleNet, Inc. (Nasdaq-NM:XNET). The final negotiated sales price was $3.0 million, of which $2.0 million was paid on November 19, 1996 and $1.0 million was paid on December 31, 1996.

         Item 7.           Financial Statements, Pro Forma Financial
                           -----------------------------------------
                           Information and Exhibits.
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         Exhibit No.                         Description
         -----------                         -----------

         99.1 Pro forma financial information (to be filed within 60 days of the filing of this Report on Form 8-K).

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                                    SIGNATURE
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE NETPLEX GROUP, INC.



Dated: January 14, 1997                         By:  /s/ Gene Zaino
                                                     -----------------------
                                              Name:  Gene Zaino
                                              Title: Chairman of the Board
                                                     and President


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